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PROXY                                                              EXHIBIT 99(a)



                                REVOCABLE PROXY
                          VALLEY FEDERAL SAVINGS BANK

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                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE __, 1996
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         The undersigned hereby appoints __________________ and _______________
with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Valley Federal Savings Bank ("Valley
Federal" or the "Bank") which the undersigned is entitled to vote at a Special Meeting of Shareholders ("Meeting"), to be held at __________________________________, __________________, Sheffield, Alabama on
_________, June __, 1996 at __:__ p.m., Central Daylight Time and at any and all adjournments thereof, as follows:

                                                   FOR    AGAINST   ABSTAIN
                                                   ---    -------   -------

   1.   The approval of the Agreement and Plan
        of Combination dated as of November 1,
        1995, as amended April 11, 1996, between
        Union Planters Corporation ("UPC"),Valley
        Interim Federal Savings Bank ("Interim") and Valley Federal Savings Bank, including a related Plan of Combination and Letter
        Agreement (collectively, the "Combination
        Agreement") and the merger of Interim and Valley Federal with Valley Federal as the surviving entity.




             The Board of Directors recommends a vote "FOR" each of the listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED OR
ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Bank at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Bank prior to the execution of this proxy, a notice of the Meeting, and a Proxy
Statement-Prospectus dated ________ ___, 1996.


Dated:________



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PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER


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SIGNATURE OF SHAREHOLDER                       SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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